Filed Pursuant to Rule 497(e)
1933 Act File No. 333-108229
1940 Act File No. 811-21419

HENNESSY SPARX FUNDS TRUST 7250 Redwood Blvd. Suite 200 Novato, California 94945 Telephone: 1-800-966-4354 1-415-899-1555	Hennessy Select SPARX Japan Fund Hennessy Select SPARX Japan Smaller Companies Fund

STATEMENT OF ADDITIONAL INFORMATION

AS SUPPLEMENTED AND RESTATED SEPTEMBER 30, 2009

ORIGINALLY DATED FEBRUARY 27, 2009

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Prospectus for the Funds, dated February 27, 2009, as supplemented September 18, 2009, and as it may further be revised from time to time.  The financial statements, accompanying notes and report of independent registered public accounting firm contained in the Funds’ Annual Report for the fiscal year ended October 31, 2008 are incorporated by reference into this SAI.  To obtain a free copy of the Funds’ Prospectus, Annual Report and Semi-Annual Report, please write to the address or call the telephone number above.

Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Prospectus.

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INFORMATION ABOUT THE TRUST AND THE FUNDS

Hennessy SPARX Funds Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust on July 24, 1995.  From July 25, 2007 through September 17, 2009, the Trust’s name was SPARX Asia Funds.  Prior to July 25, 2007, the Trust’s name was SPARX Funds Trust.  The Trust currently has two investment portfolios (series): Hennessy Select SPARX Japan Fund (“Japan Fund”) and Hennessy Select SPARX Japan Smaller Companies Fund (“Japan Smaller Companies Fund”) (each, a “Fund” and collectively, the “Funds”).  Each Fund is a separate mutual fund with its own investment objective, strategies and risks.

On September 18, 2009, Hennessy Advisors, Inc. (the “Manager”) completed the acquisition of the assets of SPARX Investment & Research, USA, Inc. (“SPARX USA”) related to the management of the Funds.  Pursuant to the transaction, the Manager became the investment manager to the Japan Fund and the Japan Smaller Companies Fund, and the Hennessy Funds’ (as defined below) Directors/Trustees became the Trustees of the Trust.  The Manager has retained SPARX Asset Management Co., Ltd., located in Tokyo (“SPARX Japan”), as the Funds’ sub-advisor to manage the portfolios of the two Funds.

The Japan Fund currently offers Original Class shares and Institutional Class shares.  The Japan Smaller Companies Fund currently offers only Original Class shares.

Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held liable for the obligations of the Fund.  However, the Trust’s Agreement and Declaration of Trust, as amended (the “Trust Agreement”), disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in any agreement, obligation or instrument entered into or executed by the Trust or its Trustees.  The Trust Agreement provides for indemnification from each Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trust intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a Fund.

Generally, all shares have equal voting rights and will be voted in the aggregate, and, for the Japan Fund, not by class, except where voting by class is required by law or where the matter involved affects only one class.  As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Trust or a Fund, the vote of the lesser of (1) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Trust or Fund, as the case may be, are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or Fund, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and their shares are freely transferable.  All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Trust.  Each share of the applicable class of the Japan Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trust’s Board of Trustees (the “Board”).  In the event of the liquidation of the Japan Fund, shares of each class of the Fund are entitled to receive the assets attributable to such class of the Fund that are available for distribution based upon the relative net assets of the applicable class.

Unless otherwise required by the Investment Company Act of 1940, as amended (the “1940 Act”), it will not ordinarily be necessary for the Trust to hold annual meetings of shareholders.  As a result, shareholders may not need to consider the annual election of Trustees or the appointment of independent auditors.  However, the holders of at least 10% of the shares outstanding who are entitled to vote may require the Trust to hold a special meeting of shareholders for the purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

The Trust is a “series fund,” which is a mutual fund that may be divided into separate investment portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one Fund is not deemed to be a shareholder of any other Fund.  For certain matters shareholders vote together as a group; as to others they vote separately by Fund.

All consideration received by the Trust for shares of a Fund, and all assets in which such consideration is invested, will belong to the Fund (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, a Fund would be treated separately from those of another fund subsequently created.  The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter.  Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund.  The Rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

The Funds will send annual and semi-annual financial statements to shareholders.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES, POLICIES AND RISKS

Some of the different types of securities in which each Fund may invest, subject to its investment objective, policies and restrictions, and risks associated with investing in the Funds, are described in the Prospectus under “The Funds.”  Additional information concerning certain of the Funds’ investment strategies, policies and risks is set forth below.

Japanese and Asia Pacific Securities.  Securities markets in Japan and other Asian countries may operate differently than those in the U.S. and present different risks.  Securities trading volume and liquidity may be less than in U.S. markets and, at times, market price volatility may be greater.

Because evidences of ownership of the Funds’ investments will generally be held outside the U.S., the Funds will be subject to additional risks which include possible adverse political, social and economic developments, adoption of governmental laws or restrictions which might adversely affect securities holdings of investors located outside Japan and other Asian countries, whether related to currency or otherwise.  Moreover, the Funds’ portfolio securities may trade on days when the Funds do not calculate net asset value (“NAV”) and thus affect the Funds’ NAVs on days when investors have no access to the Funds.

Equity Securities.  Equity securities, including common stock, preferred stock, warrants and other rights, and securities convertible into or exchangeable for common stocks, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors.

The prices of securities of mid and small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and their issuers typically are more subject to changes in earnings and prospects or may have no earnings or have experienced losses.  The Funds generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company’s stock price may decline sharply and its securities may become less liquid.

Venture stage companies present the risks of investment in small companies plus certain additional risks.  Venture stage companies represent highly speculative investments, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies’ control.  For example, since venture stage companies are not subject to public reporting requirements and do not file periodic reports, there is less publicly available information about them than there is for other small companies, if there is any at all.  Each Fund therefore must rely solely on the Manager and SPARX Japan to obtain adequate information to evaluate the potential returns from investing in these companies.  In addition, venture stage companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do.  Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture stage companies.  The loss of one or a few key managers can substantially hinder or delay a venture stage company’s implementation of its business plan.  The ability to realize value from an investment in a venture stage company is to a large degree dependent upon the successful completion of the company’s initial public offering or the sale of the venture stage company to another company, which may not occur for a period of several years after the date of investment, if ever.

Common and Preferred Stocks.  Stocks represent share ownership in a company.  Generally, preferred stock pays a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  These investments would be made primarily for their capital appreciation potential.  A Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Initial Public Offerings.  An initial public offering (“IPO”) is a company’s first offering of stock to the public.  Shares are given a market value reflecting expectations for the company’s future growth.  Companies engaged in IPOs generally have limited operating histories and may involve greater investment risk.  The prices of these companies’ securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.  However, some IPO investments may experience significant gains, and it is possible that if a Fund’s strategy included investing more of its assets in IPOs, the Fund’s performance (particularly performance over short periods when IPOs are available for investment) would be greater.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on the fund’s performance.   There is no assurance that IPOs that are consistent with the portfolio managers’ intrinsic value philosophy and process employed for the Funds will be available for investment or that the Funds will have access to any such IPOs that do occur.

IPO securities will typically be sold when the portfolio managers believe their market price has reached full value and may be sold shortly after purchase.

Warrants.  A warrant is a form of derivative (described below) that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

Convertible Securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Japanese companies issue convertible securities denominated in euros.

Depositary Receipts.  The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the U.S. typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets and GDRs in bearer form are designed for use outside the U.S.

 These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities.

Real Estate Investment Trusts.  The Funds may invest in real estate companies that include companies with similar characteristics to the U.S. real estate investment trust (“REIT”) structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.  A number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from “flow through” tax treatment, including Australia (since 1985), Japan (since 2000), South Korea (since 2001), Singapore (since 2002) and Hong Kong (since 2003).

One example of a REIT-like regime in which the Funds may invest, and which may have characteristics similar to other types of REIT-like regimes in which the Funds may invest, is a Japan real estate investment trust (“J-REITs”).  A J-REIT is an investment vehicle with real estate in Japan as its underlying assets.  Income is generated by rents and sale proceeds and distributed to investors in the form of dividends.  The J-REIT investment vehicle was modeled on U.S. REITs.  Like the U.S. REIT, distributions paid to investors are, under qualifying conditions, deductible from the J-REITs taxable income, thereby providing a tax-efficient flow-through investment vehicle for investors.  Typically J-REITs are a special purpose corporation established for the purpose of investing in and managing real estate assets where the corporation uses investors’ money and third party funding to buy real estate, in return for which investors receive investment certificates carrying ownership rights, including dividend entitlement.  These certificates can be bought and sold on the Japanese stock exchange where they are listed.  Although the corporation is technically responsible for owning and managing the real estate properties, in reality this function is sub-contracted to a third party manager.  The values of securities issued by J-REITs are affected by the Japan real estate market, real estate yields and interest rates and tax and regulatory requirements and by perceptions of management skill.  Some J-REITs are heavily concentrated in specific types of properties, such as office buildings, and are particularly susceptible to developments affecting these types of properties.

Investment Companies.  The Funds may invest in securities issued by registered and unregistered investment companies.  Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund’s total assets in any one investment company and (3) 10% of the Fund’s total assets in the aggregate.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Exchange-Traded Funds.  The Funds may invest in shares of exchange-traded investment companies (collectively, “ETFs”) which are typically designed to provide investment results corresponding to a securities or commodities index. ETFs are frequently units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the components of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the components of the benchmark index.

 The values of ETFs are subject to change as the values of their respective components fluctuate according to market volatility. Investments in equity ETFs, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund.  Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

Equity-Linked Securities.  The Funds may invest to a limited extent in equity-linked securities.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities.  Equity-linked securities may be considered illiquid.

Fixed-Income Securities.  The Funds may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital appreciation.  Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Certain securities purchased by a Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities.  Once the rating of a Fund security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

Foreign Government Obligations; Securities of Supranational Entities.  The Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities.  These securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the Asian Development Bank.

 Repurchase Agreements.  The Funds may enter into repurchase agreements.  In a repurchase agreement, a Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  The Funds’ custodian, or sub-custodian employed in connection with tri-party repurchase agreement transactions, will have custody of and will segregate securities acquired by a Fund under a repurchase agreement.  In connection with its third-party repurchase transactions, a Fund will employ only eligible sub-custodians that meet the requirements set forth in section 17(f) of the 1940 Act.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by a Fund.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will enter into repurchase agreements only with U.S. banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest and, in the case of tri-party repurchase agreements, U.S. government securities with a maturity of greater than one year, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

U.S. Government Securities.  The Funds may invest in U.S. Treasury securities, which include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  In addition to U.S. Treasury securities, the Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury, and others may be supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or only by the credit of the U.S. government agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Zero Coupon, Pay-In-Kind and Step-Up Securities.  The Funds may invest in zero coupon securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The Funds may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds.  The Funds also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

 Short Selling.  Although it has no current intention to do so, the Funds may engage in short selling.  In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security.  To complete a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.  The Funds also may make short sales “against the box,” in which a Fund enters into a short sale of a security it owns.  If a Fund engaged in short sale transactions, it would not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.  Until the Fund closes its short position or replaces the borrowed security, it will (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (2) otherwise cover its short position.

Borrowing Money.  Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets.  The Funds do not currently intend to borrow money for investment purposes (leverage).

Forward Commitments.  The Funds may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when a Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

Securities Lending.  The Funds may, but do not currently intend to, lend securities from their portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.  Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the portfolio managers to be of good financial standing.  In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Funds will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.

Derivatives.  The Funds may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.  No assurance can be given that any of these instruments will be available to the Funds on a cost-effective basis, that they will be used, or, if used, will achieve the intended result.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the portfolio managers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Neither the Trust nor the Funds will operate as a commodity pool.  In addition, as a registered investment company, the Trust has filed notice with the Commodity Futures Trading Commission (the “CFTC”) and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, therefore, neither the Trust nor the Funds are subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Transactions – General.  The Funds may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to a Fund, which could adversely affect the value of the Fund’s net assets.  Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses.

Successful use of futures by a Fund also is subject to the ability of the portfolio managers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives.  To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.  In addition, the segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Specific Futures Transactions.  The Funds may purchase and sell currency, stock index and interest rate futures contracts.  A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price.  A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.  An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

 Options – General.  The Funds may purchase call and put options and may write (i.e., sell) covered call and put option contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets.  A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  A Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  The Funds may purchase and sell call and put options in respect of currencies, specific securities (or groups or “baskets” of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market.  Options on currency convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.  An option on a stock index is similar to an option in respect to specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

The Funds may purchase cash-settled options on equity index swaps in pursuit of its investment objective.  Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Fund of options will be subject to the ability of the portfolio managers to predict correctly movements in the prices of individual stocks, the stock market generally or currencies.  To the extent such predictions are incorrect, the Fund may incur losses.

Swaps.  The Funds may enter into currency, equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Funds had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a “basket” of securities representing a particular index.  Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  These transactions do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Foreign Currency Transactions.  The Funds may, but are not obligated to, hedge their exposure to foreign currencies.  The Funds also may seek to gain exposure to the foreign currency in an attempt to realize gains.  A Fund’s success in these transactions will depend principally on the ability of the portfolio managers to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

Future Developments.  The Funds may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

Simultaneous Investments.  Investment decisions for each Fund are made independently from each other Fund and from those for other clients advised by the portfolio managers.  If, however, such other Funds or clients desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.  The Funds, together with other clients advised by the portfolio managers and affiliates of SPARX Japan, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund’s ability to dispose of some or all of its positions should it desire to do so.

INVESTMENT RESTRICTIONS

Under normal circumstances, each Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes: (1) for the Japan Fund, in equity securities of Japanese companies; and (2) for the Japan Smaller Companies Fund, in equity securities of smaller capitalization Japanese companies (as defined in the Prospectus).  The Trust has adopted a policy to provide Fund shareholders with at least 60 days’ prior notice of any change with respect to a Fund’s 80% policy.

Except as noted, each Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares.  A Fund’s investment objective also cannot be changed without a shareholder vote.  Investment restrictions numbered 10 through 13 are not fundamental policies and may be changed by the Board at any time. Each Fund may not:

1.
invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation;

2.
(Japan Fund only) invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3.
(Japan Smaller Companies Fund only) purchase the securities of issuers in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase more than 25% of the value of the Fund’s total assets are invested in the securities of issuers in any single industry;

4.	invest in commodities or commodities contracts, except that the Fund may enter into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives;

5.
purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (including mortgage-related securities);

6.
borrow money or issue senior securities, except to the extent permitted under the 1940 Act, and provided that the entry into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives and effecting short sales shall not constitute borrowing or the issuance of senior securities;

7.
lend securities or make loans to others, except to the extent permitted under the 1940 Act, and provided that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements;

8.
act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

9.
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in forward contracts, options, futures contracts, and options on futures contracts, and provided that effecting short sales will be deemed not to constitute a margin purchase;

10.	invest in the securities of a company for the purpose of exercising management or control;

11.	purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

12.
pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a forward commitment, when-issued or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions; or

13.	purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of a Fund’s investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to Investment Restriction No. 6, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.  The percentage of assets invested in an industry will be determined by reference to the 33 industry groups of the Securities Identification Code Committee, which are adopted by the various stock exchanges in Japan, including the Tokyo Stock Exchange as well as JASDAQ (Japan’s primary over-the-counter market).

MANAGEMENT

The business and affairs of the Funds are managed by the Officers of the Trust under the direction of the Board.  The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Trustees and Officers of the Trust are set forth in the tables that follow.  The following funds, along with the Funds (collectively, the “Hennessy Funds”), comprise the fund complex: (1) the Hennessy Cornerstone Growth Fund, the Hennessy Focus 30 Fund and the Hennessy Cornerstone Value Fund, each of which is organized as separate investment portfolio or series of Hennessy Mutual Funds, Inc., a Maryland corporation (“HMFI”); (2) the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Select Large Value Fund and the Hennessy Cornerstone Large Growth Fund, each of which is organized as a separate investment portfolio or series of Hennessy Funds Trust (“HFT”); and (3) the Hennessy Total Return Fund and the Hennessy Balanced Fund, each of which is organized as a separate investment portfolio or series of Hennessy Funds, Inc., a Maryland corporation (“HFI”).

Name, Address, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/Trustee
Disinterested Directors (as defined below)
J. Dennis DeSousa Age: 72 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Director/Trustee	Indefinite, until successor elected Served since September 2009 Trust; since January 1996 HMFI and HFI; and since July 2005 HFT	Currently a real estate investor.	10	None.
Robert T. Doyle Age: 62 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Director/Trustee	Indefinite, until successor elected Served since September 2009 Trust; since January 1996 HMFI and HFI; and since July 2005 HFT	Currently the Sheriff of Marin County, California (since 1996) and has been employed in the Marin County Sheriff’s Office in various capacities since 1969.	10	None.
Gerald P. Richardson Age: 63 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Director/Trustee	Indefinite, until successor elected Served since September 2009 Trust; since May 2004 HMFI and HFI; and since July 2005 HFT	Formerly the Chief Executive Officer and owner of ORBIS Payment Services. Mr. Richardson is now an independent consultant in the securities industry.	10	None.

Name, Address, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/Trustee
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy(1) Age: 53 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Director/Trustee and Chairman of the Board	Director/Trustee: Indefinite, until successor elected Served since September 2009 Trust; since January 1996 HMFI and HFI; and since July 2005 HFT Officer: 1 year term Served since September 2009 Trust; and since June 2008 HMFI, HFI and HFT	President, Chairman, CEO and Co-Portfolio Manager of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 1989; President of HMFI and HFI from 1996 through June 2008, and President of HFT from 2005 through June 2008.	10	Director of Hennessy Advisors, Inc.
Kevin A. Rowell (1) Age: 48 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	President	1 year term Since September 2009 Trust; and since June 2008 HMFI, HFI and HFT
Mr. Rowell was President of Pioneer Funds Distributor from January 2006 to July 2007; from April 2004 through November 2005, Mr. Rowell was Executive Vice President at Charles Schwab & Co., Inc.; and from September 2002 through April 2004 was President SAFECO Mutual Funds.

				N/A	None.
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

Name, Address, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/Trustee
“Interested Persons” (as defined in the 1940 Act)
Frank Ingarra, Jr. (1) Age: 37 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Co-Portfolio Manager and Vice President	1 year term Since September 2009 Trust; and since August 2002 HMFI and HFI; and since July 2005 HFT
Mr. Ingarra is Co-Portfolio Manager for Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser. Mr. Ingarra has been with the Hennessy Funds and Hennessy Advisors, Inc. since 2004.  He is a Vice President of the Hennessy Funds.

				N/A	None.
Harry F. Thomas(1) Age: 62 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President, Chief Compliance Officer	1 year term Since September 2009 Trust; and since September 2004 HMFI and HFI; and since July 2005 HFT
Vice President, Chief Compliance Officer for Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 2004; retired business executive from 2001 through 2004; and director of the Hennessy Funds from 2000 to May 2004.
				N/A	None.
Ana Miner(1) Age: 51 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President of Operations	1 year term Since September 2009 Trust; and since March 2000 HMFI and HFI; and since July 2005 HFT	Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 1998.	N/A	None.
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

Name, Address, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/Trustee
“Interested Persons” (as defined in the 1940 Act)
Teresa M. Nilsen(1) Age: 42 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Executive Vice President and Treasurer	1 year term Since September 2009 Trust; and since January 1996 HMFI and HFI; and since July 2005 HFT
Currently Executive Vice President, Chief Financial Officer and Secretary of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser; Ms. Nilsen has been the corporate secretary and a financial officer of Hennessy Advisors, Inc. since 1989; Ms. Nilsen has been an officer of the Hennessy Funds since 1996, currently she is Executive Vice President and Treasurer.
				N/A	Director of Hennessy Advisors, Inc.
Daniel B. Steadman(1) Age: 52 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Executive Vice President and Secretary	1 year term Since September 2009 Trust; and since March 2000 HMFI and HFI; and since July 2005 HFT
Executive Vice President of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, from 2000 to the present; Mr. Steadman has been Executive Vice President and Secretary of the Hennessy Funds since 2000.
				N/A	Director of Hennessy Advisors, Inc.
Tania A. Kelley(1) Age: 43 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President of Marketing	1 year term Since September 2009 Trust; and since October 2003 HMFI and HFI; and since July 2005 HFT	Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since October 2003; Director of Sales and Marketing for Comcast from 2000 through 2003.	N/A	None.
______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

Name, Address, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/Trustee
“Interested Persons” (as defined in the 1940 Act)
Brian Peery(1) Age: 39 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President of Sales	1 year term Since September 2009 Trust; and since March 2003 HMFI and HFI; and since July 2005 HFT
Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since June 2002; Vice President of Institutional Sales and Senior Analyst with Brad Peery Inc. from June 2000 to June 2002; from 1996 to 2002, Mr. Peery worked for Haywood Securities where has was a Vice President.
				N/A	None.
______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

Pursuant to the terms of the Management Agreement (as defined below) with the Trust, the Manager, on behalf of the Funds, pays the compensation of all Officers and Trustees who are affiliated persons of the Manager.  The Trust pays Trustees who are not interested persons of the Fund (each, a “Disinterested Trustee”) a $750 fee per Fund for each meeting of the Board attended.  The Trust may also reimburse Trustees for travel expenses incurred in order to attend meetings of the Board.

The Board has an Audit Committee whose members are currently Messrs. DeSousa, Doyle (Chairman) and Richardson.  The function of the audit committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements, (2) assist in Board oversight of the quality and integrity of the Trust’s financial statements and the Trust’s compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Trust’s independent registered public accounting firm and the Board.  The audit committee met twice during the fiscal year ended October 31, 2008.

The Trust also has a standing valuation committee, currently comprised of Mr. Hennessy and any one Disinterested Trustee.  The primary function of the valuation committee is to assist in valuing the Funds’ investments. The valuation committee met four times during the fiscal year ended October 31, 2008.

The aggregate compensation to be paid by the Trust to each Disinterested Trustee for the fiscal year ending October 31, 2009 (estimating future payments based upon current arrangements) would be as follows:
Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Company Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
“Disinterested Persons”
J. Dennis DeSousa	$1,500	$0	$0	$21,500
Robert T. Doyle	$1,500	$0	$0	$21,500
Gerald P. Richardson	$1,500	$0	$0	$21,500
“Interested Persons”
Neil J. Hennessy	$0	$0	$0	$0
______________
(1)	The Trust does not maintain pension or retirement plans for its trustees.

As of the date of this SAI, the Officers and Trustees of the Funds as a group (14 persons) did not own any shares of the Funds.

The following table sets forth the dollar range of shares of the Funds beneficially owned by each Trustee as of July 6, 2009, which is also the valuation date:

Name of Trustee	Dollar Range of Equity Securities in the Hennessy Select SPARX Japan Smaller Companies Fund	Dollar Range of Equity Securities in the Hennessy Select SPARX Japan Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies(1)
“Disinterested Persons”
J. Dennis DeSousa	$0	$0	$50,001 - $100,000
Robert T. Doyle	$0	$0	$1 - $10,000
Gerald P. Richardson	$0	$0	$50,001 - $100,000
“Interested Persons”
Neil J. Hennessy	$0	$0	Over $100,000
______________
(1)
There are 10 portfolios in the fund complex overseen by the Trustees: the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Focus 30 Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Select Large Value Fund, the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund.

Investment Adviser and Advisory Agreement

The investment adviser to the Funds is Hennessy Advisors, Inc.  The Manager acts as the investment manager of the Funds pursuant to a management agreement with the Trust (the “Management Agreement”).  The Manager is controlled by Neil J. Hennessy.

Under the Management Agreement, the Manager is entitled to an investment advisory fee in respect of the Japan Fund, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets; and an investment advisory fee in respect of the Japan Smaller Companies Fund, computed daily and payable monthly, at the annual rate of 1.20% of the Fund’s average daily net assets.

Pursuant to the Management Agreement, the Manager is responsible for providing or overseeing the investment management of the Funds’ portfolios, subject to general oversight by the Board, and provides the Funds with office space.  In addition, the Manager is obligated to keep certain books and records of the Funds.  In connection therewith, the Manager furnishes the Funds with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator or transfer agent.

Under the terms of the Management Agreement, the Funds bear all expenses incurred in their operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below).  General expenses of the Funds not readily identifiable as belonging to the Funds are allocated among the Hennessy Funds by or under the direction of the Board of Directors/Trustees in such manner as the Board determines to be fair and equitable.  Expenses borne by the Funds include, but are not limited to, the following (or the Funds’ allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of the Trust or the shares of the Funds under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees’ and officers’ insurance and fidelity bonds; (viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Funds; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders.  The Manager may voluntarily waive its management fee or subsidize other Fund expenses.  This may have the effect of increasing the Funds’ return.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.  The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act).  The Management Agreement may be terminated by the Trust with respect to a Fund or by the Manager upon 60 days’ prior written notice.

The Manager has agreed, through February 28, 2010, to waive its advisory fees or reimburse expenses of the Japan Fund to the extent necessary to maintain the aggregate expenses (excluding taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses (as defined in Form N-1A under the 1940 Act) and interest expenses on borrowings) of the Original Class shares and Institutional Class shares at 1.25% of average daily net assets of each class.  The Manager has agreed, through February 28, 2010, to waive its advisory fees or reimburse expenses of the Japan Smaller Companies Fund to the extent necessary to maintain the aggregate expenses (excluding taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and interest expenses on borrowings) of the Fund at 1.60% of average daily net assets.

If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Manager for the amount of such excess.  In such a situation the monthly payment of the Manager’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager’s fee, the Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed the  Fund for excess expenses, the Fund’s expenses, as a percentage of the Fund’s average net assets, are less than the applicable expense ratio limit, the Fund shall repay to the Manager the amount the Manager reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.

As of the date of this SAI, the Funds have not paid any fees to the Manager pursuant to the Management Agreement.

Sub-Advisers and Sub-Advisory Agreements

SPARX Asset Management Co., Ltd., the investment sub-adviser to the Funds, is a wholly-owned subsidiary of SPARX Group Co., Ltd., a publicly-listed company traded on JASDAQ which is controlled by majority shareholder and Chairman, Mr. Shuhei Abe.  SPARX Japan is registered as an investment adviser with the SEC.

SPARX Japan was established in 1989 in Tokyo, Japan as an investment adviser.  SPARX Japan is licensed under Japanese law to conduct its discretionary and non-discretionary investment management business as well as its securities investment trust business.  In addition, SPARX Japan performs various investment and research functions and performs investment advisory activities and fund administration for its Japanese and international clients in the area of Japanese equity investment.

Mr. Abe, along with, Masaki Taniguchi are representative directors of SPARX Japan, and Mikio Fujii is a director of SPARX Japan.  The officers of SPARX Japan are Mr. Abe, Chairman, Akihito Akashi, Chief Compliance Officer and Masaki Taniguchi, President.  The principal business address of SPARX Japan, and the address of the directors and officers, is Gate City Ohsaki, East Tower 16th Floor, 1-11-2, Ohsaki, Shinagawa-ku, Tokyo 141-0032 Japan.

SPARX Japan is the sole sub-advisor of the Fund, and has entered into a sub-advisory contract with the Manager (the “Sub-Advisory Agreement”).  Pursuant to the Sub-Advisory Agreement, SPARX Japan makes specific portfolio investments in accordance with the Funds’ investment objectives and SPARX Japan’s investment approach and strategies.  Under the Sub-Advisory Agreement, the Manager pays SPARX Japan monthly, at an annual rate of 0.35% of the average daily net assets of the Japan Fund and an annual rate of 0.20% of the average daily net assets of the Japan Smaller Companies Fund.

Sub-advisor(s) of the Funds are employed and may be terminated by the Manager subject to prior approval by the Board.  The employment of a new sub-advisor currently requires the prior approval of the shareholders of the applicable Fund.  The Trust, however, may request an order of the SEC exempting the Funds from the requirements under the 1940 Act relating to shareholder approval of a new sub-advisor.  There can be no assurance that the Trust will request such an order, or, if requested, that such an order will be granted with respect to the Funds.  Selection and retention criteria for sub-advisor include:  (i) their historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-advisor to apply its approach consistently.  Each sub-advisor will not necessarily exhibit all of the criteria to the same degree.  Sub-advisors are paid by the Manager (not by the Funds).

SPARX Japan’s activities are subject to general supervision by the Manager and the Board.  Although the Manager and the Board do not evaluate the investment merits of the SPARX Japan’s specific securities selections, they do review the performance of each sub-advisor relative to the selection criteria.

As of the date of this SAI, the Manager has not paid any fees to SPARX Japan pursuant to the Sub-Advisory Agreement.

Additional Sub-Advisory Arrangement

The Manager and SPARX Japan have entered into an arrangement related to the sub-advisory relationship that requires the Manager to make payments to SPARX Japan in certain instances in which SPARX Japan is terminated.  The Manager, not the Funds, will bear the costs of these payments.  The arrangement provides that (“payment provision 1”):

1.  If the Manager or the Board or shareholders of the Japan Fund terminate SPARX Japan as the sub-adviser of the Fund without cause prior to the conclusion of the 12th full calendar month after the date of entering into the arrangement, the Manager will pay SPARX Japan an amount equal to 0.35% of the aggregate net asset value of the Japan Fund as of the close of business on the business day immediately preceding the shareholder approval of the Manager becoming the investment manager to the Japan Fund (this amount will be reduced by 1/12 for each full calendar month that elapses after the date the arrangement is entered into).

2.   If the Manager or the Board or shareholders of the Japan Smaller Companies Fund terminate SPARX Japan as the sub-adviser of the Fund without cause prior to the conclusion of the 12th full calendar month after the date of entering into the arrangement, the Manager will pay SPARX Japan an amount equal to 0.20% of the aggregate net asset value of the Japan Smaller Companies Fund as of the close of business on the business day immediately preceding the shareholder approval of the Manager becoming the investment manager to the Japan Smaller Companies Fund (this amount will be reduced by 1/12 for each full calendar month that elapses after the date the arrangement is entered into).

The arrangement also provides, within 12 months of entering into the arrangement, that if the Manager terminates SPARX Japan as the sub-adviser to either of the Funds without cause and without providing at least 60 calendar days advance written notice of such termination, then the Manager will pay SPARX Japan an amount equal to the product obtained by multiplying (1) the average monthly fee paid to SPARX Japan for the 12 full calendar months immediately preceding the date SPARX Japan received written notice of its termination, by (2) the number of months between the date of such termination and the date that is 12 full calendar months after the date SPARX Japan received written notice of its termination (“payment provision 2”).   If SPARX Japan is terminated as the sub-adviser in a manner that would require the Manager to make a payment under both payment provision 1 and payment provision 2, then the Manager will only be required to pay SPARX Japan the greater of (1) the amount under payment provision 1 and (2) the amount under payment provision 2.

Payment provision 1 and payment provision 2 will terminate upon the conclusion of the 12th full calendar month after September 18, 2009.  Following this termination, if the Sub-Advisory Agreement is terminated without having provided SPARX Japan with at least 60 calendar days advance written notice of such termination, then all fees will become due and owing to SPARX Japan under the Sub-Advisory Agreement promptly after the termination date of SPARX Japan, and the amount of such fees will be calculated by treating the termination date as the date that is 60 full calendar days after the date SPARX Japan received written notice of its termination and, for the calendar days following the termination date, basing the calculation of the fee on the aggregate net asset value of the Funds as of the close of business on the business day immediately preceding the termination date.  To avoid duplication of fees, any fees owed to SPARX Japan under this provision of the arrangement will be reduced by any fees owed to SPARX Japan under the Sub-Advisory Agreement in connection with the termination of the Sub-Advisory Agreement.

Advisory and Sub-Advisory Fees

The Funds paid SPARX USA an investment advisory fee, accrued daily and payable monthly, at the annual rate of 1.00% of the average daily NAV of the Japan Fund and at the annual rate of 1.20% of the average daily NAV of the Japan Smaller Companies Fund.

As compensation for services, SPARX USA paid SPARX Japan a sub-investment advisory fee of 60% of the contractual advisory fee due to SPARX USA with respect to each of the Japan Fund and the Japan Smaller Companies Fund less certain expenses. For the past three fiscal years ended October 31, advisory fees paid to SPARX USA and SPARX Japan were as follows:

Advisory Fees Paid to SPARX USA

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2008	October 31, 2007	October 31, 2006
Japan Fund	$738,918	$1,098,252	$1,361,070
Japan Smaller Companies Fund*	$105,963	$10,404	N/A

Fees Paid to SPARX Japan

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2008	October 31, 2007	October 31, 2006
Japan Fund	$166,411	$60,912	$816,642**
Japan Smaller Companies Fund*	$0	$0	N/A
_______________________
*	Japan Smaller Companies Fund did not commence operations until August 31, 2007.

**	SPARX Japan voluntarily waived all of its sub-investment advisory fees for this period.
For the fiscal years ended October 31, SPARX USA waived fees and reimbursed expenses as follows:

	Fees Waived 2008	Fees Waived 2007	Fees Waived 2006
Japan Fund	$352,027	$466,140	$677,251
Japan Smaller Companies Fund*	$220,060	$70,702	N/A
_______________________
*	Japan Smaller Companies Fund did not commence operations until August 31, 2007.

The Japan Smaller Companies Fund had agreed to reimburse SPARX USA for any operating expenses in excess of the expense limitation paid, waived or assumed by the investment adviser for the Fund during the limitation period, provided the investment adviser would not be entitled to recapture any amount that would cause the Fund’s operating expenses to exceed the expense limitation during the year in which the recapture would be made, and provided further that no amount would be recaptured by the investment adviser more than three years after the year in which it was incurred or waived by the investment adviser.  The Japan Smaller Companies Fund did not reimburse SPARX USA for any operating expenses in excess of the expense limitation paid, waived or assumed by the investment adviser.

Portfolio Managers

Material Conflicts Related to Management of Similar Accounts.  Portfolio managers at SPARX Japan manage multiple accounts for a diverse client base, including institutional investors, banking and thrift institutions, pension and profit sharing plans, businesses, private investment partnerships and companies, and sophisticated, high net worth individuals.  SPARX Japan has a fiduciary obligation to recognize potential conflicts of interest and manage them carefully through appropriate policies, procedures and oversight.  Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as a Fund (“Similar Accounts”), SPARX Japan has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below), which include internal review processes and oversight by independent third parties.  In addition, the Funds, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of SPARX Japan’s “side-by-side management” of the Funds and Similar Accounts, including hedge funds (where SPARX Japan receives performance-based fees).  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as SPARX Japan may be perceived as causing accounts it manages to participate in an offering to increase SPARX Japan’s overall allocation of securities in that offering, or to increase SPARX Japan’s ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SPARX Japan may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest because of the multiple Similar Accounts, in addition to the Funds that they are managing on behalf of SPARX Japan. Although SPARX Japan does not track each individual portfolio manager’s time dedicated to each account, SPARX Japan periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Funds.  In addition, SPARX Japan could be viewed as having a conflict of interest to the extent that SPARX Japan and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Funds.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.  Certain hedge funds managed by SPARX Japan may also be permitted to sell securities short.  When SPARX Japan engages in short sales of securities of the type in which a Fund invests, SPARX Japan could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  As described above, SPARX Japan has procedures in place to address these conflicts. SPARX Japan’s trading policies and procedures attempt to follow established best practices and to address, where necessary, the challenges SPARX Japan faces in managing specifically the Funds and the Similar Accounts.

Compensation for Portfolio Managers.  SPARX Japan’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Funds.  Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles and separate accounts.

SPARX Japan compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.  The compensation package for the Funds’ portfolio managers consists of a salary and incentive bonus comprised of cash and equity in SPARX Japan’s parent company.  Various factors are considered in the determination of a portfolio manager’s compensation.  Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account.  All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time.  Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce SPARX Japan’s investment philosophy such as leadership, teamwork and commitment.

In determining the incentive bonus, consideration is given to personal and overall firm performance.  Consideration is given to the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to total returns, by comparison to a predetermined benchmark (for the Funds, as set forth in the Prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, as applicable), as well as performance relative to peers.  In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.  The executive management team of the SPARX Japan group of companies (“SPARX Group”) has discretion to determine the size of the portfolio manager’s bonus.  As a result, the percentage of compensation of salary and bonus will vary.

The Funds’ portfolio managers also have the opportunity to participate in the SPARX Japan equity program, which awards stock or stock options to those individuals who have been identified as key contributors as well as future leaders of SPARX Japan.  The awards generally vest over a three-to-five year period.

The chart below includes information regarding the members of the portfolio management teams responsible for managing the Funds as of October 31, 2008.  Specifically, it shows the number of portfolios (other than the Fund(s) managed by him) and assets managed by each portfolio manager. As noted in the chart, the portfolio managers managing the Funds may also individually be responsible for managing Similar Accounts.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles*#	Other Accounts*#
Shuhei Abe	0	9 ($395 million)	7 ($1,269 billion)
Masakazu Takeda	0	9 ($673 million)	3 ($306 million)
Tadahiro Fujimura	0	4 ($72 million)	4 ($122 million)
Tom Naughton	0	7 ($799 million)	0
Tytus Michalski	0	0	0
Min Soo Kim	0	0	0
_____________
*	Total assets in accounts as of October 31, 2008.
#

All 9 of the other pooled investment vehicles managed by Mr. Abe have performance-based fees.  Five of the other accounts managed by Mr. Abe have performance-based fees, with total assets as of October 31, 2008 of $223 million.  One of the other pooled investment vehicles managed by Mr. Takeda have performance-based fees, with total assets as of October 31, 2008 of $26 million.  Three of the other pooled investment vehicles managed by Mr. Fujimura have performance-based fees, with total assets as of October 31, 2008 of $98 million.  Six of the other pooled investment vehicles managed by Mr. Naughton have performance-based fees, with total assets as of October 31, 2008 of $489 million.

Ownership of Securities. As of October 31, 2008, none of the portfolio managers owned any shares of the Funds.

Current Administrator, Transfer Agent, Custodian and Underwriter

Administrator.  The Trust has entered into an Administration and Accounting Services Agreement (the “Current Administration Agreement”) with PNC Global Investment Servicing (U.S.) Inc. (PNC), 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative and fund accounting services to the Funds.  PNC receives a monthly fee from each Fund at the annual rate of 0.07% of the first $100 million of the Funds’ average daily net assets, decreasing as assets reach certain levels and subject to a minimum fee, plus out-of-pocket expenses.  A fee reduction arrangement for the Funds, other than Japan Fund, was in effect for the first 10 months of the Current Administration Agreement pursuant to which 100% of the fee was waived during the first month, with the percentage to be waived decreasing in increments of 10% for each of the subsequent months.   For the fiscal year ended October 31, 2008, and for the fiscal period from August 1, 2007 through October 31, 2007, PNC received $344,810 and $26,306, respectively, pursuant to the Administration Agreement.  Prior to July 31, 2007, UMB Fund Services, Inc. (UMB) served as the Japan Fund’s administrator and fund accountant.  For the fiscal period of November 1, 2006 through July 31, 2007 and for the fiscal year ended October 31, 2006 UMB received $103,696 and $139,406, respectively, pursuant to an administration and fund accounting agreement

PNC’s services for each Fund include, but are not limited to, the following: calculating daily NAVs for the Fund; assisting in preparing and filing federal income and excise tax filings (other than those to be made by the Fund’s custodian); overseeing the Fund’s fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports; monitoring the Fund’s expenses and status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”); and generally assisting the Fund’s administrative operations.

PNC, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required by it under the Current Administration Agreement.  Under the Current Administration Agreement, PNC is not liable for any loss suffered by a Fund or its shareholders in connection with the performance of the Current Administration Agreement, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of PNC in the performance of its duties or reckless disregard of its obligations and duties.  In the Current Administration Agreement it is also provided that PNC may provide similar services to others, including other investment companies.

Transfer Agent.  PNC also acts as the Trust’s transfer and dividend disbursing agent pursuant to a Transfer Agency Services Agreement dated August 13, 2007 (the “Current Transfer Agency Agreement”).  Under the Current Transfer Agency Agreement with the Trust, PNC arranges for the maintenance of shareholder account records for the Funds, the handling of certain communications between shareholders and the Trust and the payment of dividends and distributions payable by the Trust.  For these services, PNC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month and is reimbursed for certain out-of-pocket expenses.

Custodian.  PFPC Trust Company (“PFPC Trust”), 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, an affiliate of PNC, acts as the Trust’s custodian.  As the Trust’s custodian, PFPC Trust, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and disburses the Fund’s assets in payment of its expenses. The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

Underwriter.  Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406, acts as principal underwriter and distributor of shares of the Funds pursuant to an Underwriting Agreement with the Funds effective July 31, 2007 (the “Underwriting Agreement”).  In its capacity as Underwriter, PFD acts as exclusive agent for each Fund in facilitating the distribution of its shares to the public. The Manager, and not the Funds, is responsible for compensation of PFD. For the fiscal year ended October 31, 2006 and the period from November 1, 2006 through July 31, 2007, the Japan Fund paid UMB Distribution Services LLC, the Fund’s former distributor, $43,055 and $32,767, respectively, with respect to its Original Class shares.  These payments were made pursuant to the Trust’s Shareholder Servicing and Distribution Plan (for the Japan Fund’s Original Class shares) which was terminated on August 13, 2007.

Administrator, Transfer Agent, Custodian and Underwriter as of October 12, 2009

Administrator.  As of October 12, 2009, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will provide administration services to the Funds pursuant to a Fund Administration Servicing Agreement with the Trust (the “New Administration Agreement”).  The New Administration Agreement provides that U.S. Bancorp will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Fund; and (vi) administering shareholder accounts.  In addition, U.S. Bancorp may provide personnel to serve as officers of the Funds.  The salaries and other expenses of providing such personnel are borne by U.S. Bancorp.  Under the New Administration Agreement, U.S. Bancorp is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of U.S. Bancorp in the performance of its duties under the New Administration Agreement.

For all services provided pursuant to the New Administration Agreement, the New Fund Accounting Services Agreement (see below), the New Custodian Agreement (see below) and the New Transfer Agent Agreement (see below), U.S. Bancorp and its affiliates will receive from the Manager an annual fee, payable monthly, based on the average daily net assets of all of the funds in the fund complex, which includes the Funds, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Focus 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Select Large Value Fund and the Hennessy Cornerstone Large Growth Fund.  The annual fee for the fund complex is equal to 0.255% of the first $1 billion of the average daily net assets of the fund complex, 0.21% of the next $1 billion of the average daily net assets of the fund complex and 0.17% of the average daily net assets of the fund complex in excess of $2 billion, subject to a minimum annual fee for the fund complex of $600,000.  The New Administration Agreement will remain in effect until terminated by either party.  The New Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board upon the giving of 90 days’ written notice to U.S. Bancorp, or by U.S. Bancorp upon the giving of 90 days’ written notice to the Trust.

As of the date of this SAI, the Funds had not paid any fees to U.S. Bancorp or its affiliates.

As of October 12, 2009, U.S. Bancorp will also provide fund accounting services to the Funds pursuant to a Fund Accounting Servicing Agreement with the Trust (the “New Fund Accounting Servicing Agreement”).  For its accounting services, U.S. Bancorp and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above.

Transfer Agent.  As of October 12, 2009, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as transfer agent for the Funds pursuant to a Transfer Agent Agreement with the Trust (the “New Transfer Agent Agreement”).  Under the New Transfer Agent Agreement, the U.S. Bancorp has agreed to issue and redeem shares of the Funds, make dividend and other distributions to shareholders of the Funds, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

Custodian.  As of October 12, 2009, U.S. Bank, National Association (“U.S. Bank”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212, will serve as custodian for the Funds pursuant to a Custodian Agreement with the Trust (the “New Custodian Agreement”).  U.S. Bank and U.S. Bancorp are affiliates of each other.  Under the New Custodian Agreement, U.S. Bank will be responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Underwriter.  As of October 12, 2009, Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 will serve as the distributor for the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  Quasar and U.S. Bancorp are affiliates of each other.  Under the New Distribution Agreement, Quasar provides, on a best efforts basis and without compensation from the Trust, distribution-related services to the Funds in connection with the continuous offering of the Funds’ shares.

Code of Ethics

The Trust, the Manager, and SPARX Japan have each have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  The Code of Ethics applicable to each party permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds (subject to certain limitations).  Each Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board has delegated authority for making voting decisions with respect to Fund portfolio securities to SPARX Japan.  SPARX Japan has adopted a proxy voting policy (the “Policy”) that provides as follows:

•
SPARX Japan generally votes proxies in a manner consistent with decisions of the Investment Committee of SPARX Japan (the “Committee”), which makes voting decisions pursuant to its Equity Voting Guidelines (the “Guidelines”), unless as otherwise permitted by the Policy (such as when specific interests and issues require that a client’s vote be cast differently from the Committee’s decision in order to act in the best economic interests of clients).

•
Where a material conflict of interest has been identified and the matter is covered by the Guidelines, proxies are voted in accordance with the Guidelines.  Where a conflict of interest has been identified and the matter is not covered in the Guidelines, SPARX Japan will disclose the conflict and the determination of the manner in which to vote to the Board.

•	SPARX Japan may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote.

The Guidelines address proxy voting on particular types of matters such as elections for directors, adoption of option plans and anti-takeover proposals.  For example, the Committee’s decisions generally will:

•	support management in most elections for directors, unless there are clear concerns about the past performance of the company or the board fails to meet minimum corporate governance standards;

•
support option plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership and more closely align employee interests with those of shareholders; and

•
vote for mergers, acquisitions and sales of business operations, unless the impact on earnings or voting rights for one class or group of shareholders is disproportionate to the relative contributions of the group or the company’s structure following the acquisition or merger does not reflect good corporate governance, and vote against such actions if the companies do not provide sufficient information upon request concerning the transaction.

Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds’ website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

NAV per share for each Fund is determined on each day the Fund is open for business.  These are generally the same days the New York Stock Exchange (“NYSE”) is open for business.  The NYSE is ordinarily closed on the following national holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  NAV per share for each class is determined by dividing the value of the total assets of the Fund represented by such class, less all liabilities, by the total number of Fund shares of such class outstanding.  Since the Funds invest in Japanese and Asian securities, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The value of each Fund’s assets is based on the current market value of its investments.  For securities with readily available market quotations, the Funds use those quotations for pricing.  When portfolio securities are traded on the relevant day of valuation, the valuation will be the closing price on that day.  If there is no such reported sale or the valuation is based on the over-the-counter market, a security will be valued at the mean between the bid and asked quotations.  Trading in securities on Japan and other Asian exchanges and over-the-counter markets ordinarily is completed well before the Funds’ NAVs are calculated.  If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Funds’ NAV), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Board.  In fair valuing a portfolio security, relevant factors that may be considered include (i) acquisition cost; (ii) the nature and frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) the registered nature of the security and the nature and duration of any restrictions on disposition; and (v) the market price of comparable securities (of the issuer or a related issuer of comparable companies in the same industry having similar financial and credit characteristics) with no legal or contractual restrictions on resale.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services, which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.  Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in accordance with procedures established by the Board.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Manager and the Board, SPARX Japan is primarily responsible for the investment decisions and the placing of portfolio transactions for the Funds.  In arranging for the Funds’ securities transactions, SPARX Japan is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution.  In choosing broker-dealers, SPARX Japan considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; SPARX Japan’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; SPARX Japan’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a ‘net’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchase and sale orders for securities held by the Funds may be combined with those for other clients of SPARX Japan in the interest of the most favorable net results for all.  In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated.  SPARX Japan generally allocates available investment opportunities equitably over time among the Funds and other clients of SPARX Japan or SPARX Japan affiliates, although there can be no assurance that a particular investment opportunity that comes to SPARX Japan’s attention will be allocated to any particular group of clients or client.

Research and statistical information

Consistent with the requirements of best execution, brokerage commissions on the Funds’ transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers.  SPARX Japan may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction.  This may be done where SPARX Japan has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to SPARX Japan’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

SPARX Japan receives a wide range of research (including proprietary research) and brokerage services from brokers.  These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis.  Broker-dealers may also supply market quotations for valuation purposes.

Any research received in respect of a Fund’s brokerage commissions may be useful to the Funds, but also may be useful in the management of the other Funds and the account of other clients of SPARX Japan.  Similarly, the research received for the commissions of such other clients and Funds may be useful for a Fund.

 Disclosure of Portfolio Holdings

Policy.  The Board has adopted the following policies regarding the disclosure of the portfolio holdings of the Funds:

The portfolio holdings information of the Funds are not released to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, rating and ranking organizations, or affiliated persons of the Funds or non-regulatory agencies except that:

(1)           The Funds will release holdings information for its portfolio quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor’s, and Bloomberg.  The release of such information will usually be completed by U.S. Bancorp as authorized by an officer of the Funds.  The holdings information released to such services will be as of the last day of the quarter.  This release of information is delivered by magnetic media or transmission and is generally released between the 15th and 20th calendar day following a calendar quarter end.

(2)           By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of the Trust (all third-party service providers), SPARX Japan and the Manager will have daily regular access to the portfolio holdings information of the Funds.  The Transfer Agent will not release the portfolio holdings information of the Funds to anyone without the written authorization of an officer of the Trust.

(3)           For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of the Funds.  The provision of such trade lists will be subject to customary broker confidentiality agreements and trading restrictions.

(4)           The Funds will release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of the Funds.

(5)           An officer of the Trust may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-advisor.

(6)           On the 4th business day following each calendar quarter-end the Funds may publicly release the names, percentages of Fund assets, and sector weightings of all of the assets in the Funds’ portfolio.  This information will be as of the last day of the calendar quarter-end and may be released in print, via the Funds’ web site, or in other forms as requested by the public.

(7)           The Chief Compliance Officer of the Funds may authorize the release of portfolio holding information on an exception basis provided that (a) the Chief Compliance Officer determines that such a release would be helpful to the shareholders of the Funds; (b) the holdings are released as of the end of a calendar month; (c) the holdings are not released until five calendar days after the end of the month; and (d) the exceptional release is reported to the Board.

Under no circumstances shall the Funds, the Manager, SPARX Japan or any officers, trustees or employees of the Funds, the Manager or SPARX Japan receive any compensation for the disclosure of portfolio holdings information.

The above policies may not be modified without approval of the Board.

Procedure.  Each year, the Funds send a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Funds.  The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.

HOW TO BUY AND HOW TO SELL SHARES

By investing in a Fund other than through a financial adviser, broker-dealer or other financial intermediary (“Financial Intermediaries”), a shareholder appoints the Fund’s transfer agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Purchases in kind

Shares of a Fund may be purchased in exchange for securities that are permissible investments for the Fund, subject to the Manager’s determination that the securities and the terms of the transaction are acceptable.  Securities accepted in exchange for Fund shares will be valued in accordance with the Trust’s valuation procedures.  In addition, securities accepted in exchange for Fund shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by fair valuation procedures).

Redemption fee

Each Fund will impose a redemption fee equal to 2.00% of the NAV of shares acquired by purchase or exchange and redeemed or exchanged within 60 days after such shares were acquired.  This fee will be calculated based on the shares’ NAV at redemption and deducted from the redemption proceeds.  The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its remaining shareholders.  The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions.  For purposes of calculating the holding period, a Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest.  In addition, no redemption fee will be charged in connection with certain retirement plans, as approved by the Trust or its agent.  The redemption fee may be waived, modified or terminated at any time, or from time to time.

Redemption commitment

The Trust has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of a Fund in cases of emergency or at any time that the Manager believes a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund’s investments are valued.  If the recipient sold such securities, brokerage charges might be incurred.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and net realized capital gains, if any, on each Fund generally will be declared and paid at least annually.  If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder’s distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends for each class of Japan Fund will be calculated at the same time and in the same manner and will be of the same amount, except that expenses borne exclusively by each class may differ.

TAXATION

Management intends for each Fund to qualify as a “regulated investment company” under Subchapter M of the Code, if such qualification is in the best interests of its shareholders.  As a regulated investment company, a Fund will pay no federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders.  To qualify as a regulated investment company, a Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements.  Among other requirements, at least 50% of the Fund’s total assets must be in (i) cash and cash equivalents, government securities and securities of other regulated investment companies, and (ii) other securities where the Fund is limited to 5% in each issuer, and not more than 25% of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.  If a Fund did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to federal income tax.  The term “regulated investment company” does not imply the supervision of management of investment practices or policies by any government agency.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate NAV of the shares below the investor’s cost of those shares.  Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus.  In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

In general, dividends (other than capital gain dividends) paid by a Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund’s income consists of dividends paid by Japanese corporations and certain other Asian corporations, as well as U.S. corporations, on shares that have been held by the Fund for at least 61 days during the 120-day period commencing 60 days before the shares become ex-dividend.  In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 120-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor’s qualification for the preferential rate may apply.

A dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA or corporate pension or profit sharing plan, will not be taxable to the plan.  Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  A Fund may be eligible to “pass through” to its investors any such foreign taxes, in which case it is expected that you would be entitled to claim a deduction or credit on account of any such foreign taxes when computing your federal income tax liability.

If you are neither a resident nor a citizen of the U.S., or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Certain of the Funds’ investments and investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of a Fund, affect the holding period of assets held by the Fund and alter the character of the gains or losses realized by the Fund.  These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.

Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of a Fund’s taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.”  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute “mixed straddles.”  The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.  Any gains on forward currency contracts, which are marked-to-market daily, are treated as ordinary income.

If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.  For example, a Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company.  In such case, the Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

If a Fund invests in an entity that is classified as a “passive foreign investment company” (“PFIC”) for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  A Fund may elect to mark-to-market its PFIC holdings and therefore may be required to make distributions to shareholders even though it has not disposed of such holdings.  In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.  Dividends from a Fund that are attributable to dividends from a PFIC are not eligible for taxation to U.S. individual shareholders at preferential dividend tax rates discussed above.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to such election, shareholders would be required: (1) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Fund; (2) treat their income from the Fund as being from foreign sources to the extent that the Fund’s income is from foreign sources; and (3) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

It is anticipated that each Fund will be operated so as to meet the requirements of the Code to “pass through” to shareholders of the Fund credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share of (1) the foreign taxes paid, and (2) the Fund’s gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass through” of foreign tax credits.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities or to discuss state and local tax matters affecting the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 is the independent registered public accounting firm that audited the Trust’s financial statements incorporated by reference into this SAI.  The Trust has selected KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, to serve as the independent registered public accounting firm to the Funds for the fiscal year ending October 31, 2009.

ADDITIONAL INFORMATION

The Trust’s Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.  Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.  Set forth below are the names and addresses of all holders of each of the Funds’ shares who as of July 15, 2009 owned of record or, to the knowledge of the Funds, beneficially more than 5% of a class of the Funds’ then outstanding shares.
Name and Address	Number of Shares	Percentage Ownership
Japan Fund (Original Shares)
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	2,044,189	85.36%
National Financial Services LLC FBO Customers 200 Liberty Street New York, NY 10281-0003	148,687	6.21%

Name and Address	Number of Shares	Percentage Ownership
Japan Fund (Institutional Shares)
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,970,092	72.92%
SEI Private Trust Company C/O SunTrust Bank One Freedom Valley Dr. Oaks, PA 19456	304,526	11.27%
Japan Smaller Companies Fund
SPARX Investment & Research USA Inc. 360 Madison Ave. Fl. 24 New York, NY 10017-7120	503,445	29.74%
National Financial Services LLC FBO Customers 200 Liberty Street New York, NY 10281-0003	209,784	12.39%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	139,811	8.26%
TD Ameritrade Inc. FBO Customers P.O. Box 2226 Omaha, NE 68103-2226	104,652	6.18%